PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $54.2 million new construction of The Block 803 Waimanu (The Block). Located in the Kaka’ako neighborhood of Honolulu, the development will create 153 condominium units at prices affordable to moderate and middle-income Hawaiians – Honolulu’s essential workforce. Project amenities will include a mechanical parking system, a community room and two landscaped roof decks for residential use.

HIT ROLE	The HIT is providing $17.1 million in financing by participating as the A lender in a $34.3 million A/B structure construction loan.

PARTNERS	Co-Lender: TDA Investment Group

SOCIAL IMPACT	The Block will bring affordable quality housing to middle income families with 134 out of the 153 units affordable to households earning 80-140% of the area’s median income. Residents will benefit from easy walkability and access to shops, restaurants, schools, hospitals and the beach. In addition, The Block will offer an “Urban Mobility Package” program, which compromises of different transportation options such as bike rentals, car shares, and ride hailing. The planned “Civic Center” light rail station will provide further transit options nearby.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $17.1 Million	Total Development Cost $54.2 Million	153 New Units of Housing (88% affordable)	375,700 Hours of Union ConstructionWork Generated	$19.0 Million Tax revenue generated	$114.4 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | The Block at 803 Waimanu – Honolulu, HI

“The members of the Hawaii building trades are proud to work with the HIT on the construction of The Block, and to make affordable homeownership a reality for working Hawaiians.”
—	Damien Kim President, Hawaii Building & Construction Trades Council Business Manager, Electrical Workers Local 1186

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing,with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.
4/2021

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